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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 24, 2007
                                                --------------------------------


                             FAIR ISAAC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-16439                  94-1499887
           --------                     -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

    901 Marquette Avenue, Suite 3200
        Minneapolis, Minnesota                                   55402-3232
        ----------------------                                   ----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  612-758-5200
                                                  ----------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 9.01. Financial Statements and Exhibits.

Signature

Exhibit Index

     Exhibit 99.1


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Item 2.02. Results of Operations and Financial Condition.

     On January 24, 2007, Fair Isaac Corporation (the "Company") reported its financial results for the quarter ended December 31, 2006. See the Company's press release dated January 24, 2007, which is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     (d) On January 24, 2007, Andrew Cecere resigned from the Board of Directors of the Company and the committees on which he served in order to devote more time in his new role at U.S. Bancorp. Mr. Cecere, who has been a board member since April 2004, was recently named vice chairman and chief financial officer of U.S. Bancorp, where he had previously served as vice chairman of wealth management.

Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits.

Exhibit            Description
-------            -----------
99.1               Press Release dated January 24, 2007


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FAIR ISAAC CORPORATION

                                      By /s/ Charles M. Osborne
                                         ---------------------------------------
                                         Charles M. Osborne
                                         Interim Chief Executive Officer,
                                         Vice President, Chief Financial Officer

Date: January 24, 2007


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                                  EXHIBIT INDEX

Exhibit No.    Description                                  Manner of Filing
-----------    -----------                                  ----------------
99.1           Press Release dated January 24, 2007         Filed Electronically